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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM  8-K/A


                                CURRENT REPORT

                                AMENDMENT NO. 1


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 28, 1999



                          READING ENTERTAINMENT, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)



       DELAWARE                333-13413                   23-2859312
       --------                ---------                   ----------
(State of incorporation)  (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


                             ONE PENN SQUARE WEST
                           30 SOUTH FIFTEENTH STREET
                                  SUITE 1300
                     PHILADELPHIA, PENNSYLVANIA 19102-4813
              (Address of principal executive offices)(Zip Code)



                 REGISTRANT'S TELEPHONE NUMBER:  215-569-3344
                                                 ------------


        ______________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     c.  Exhibits

         The following exhibits are filed herewith:

Exhibit No.             Document
-----------             --------
   (16)                 Letter of Ernst & Young LLP regarding change in
                        certifying accountants.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    READING ENTERTAINMENT, INC., REGISTRANT


Date:   June 7, 1999                        By: /s/ James A.Wunderle
        ------------                            ------------------------
                                                James A.Wunderle
                                                Executive Vice President,
                                                Chief Financial Officer
                                                and Treasurer
                                                (Duly Authorized Officer and
                                                Principal Financial Officer)



Date:   June 7, 1999                        By: /s/ David J. Brown
        ------------                            -----------------------
                                                David J. Brown
                                                Controller
                                                (Chief Accounting Officer)